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                                                                      EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

The undersigned executive officers of Tri County Financial Corporation (the "Registrant") hereby certify that this Annual Report on Form 10-K for the year ended December 31, 2005 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                           By: /s/ Michael L. Middleton
                               -----------------------------------------------
                               Name:  Michael L. Middleton
                               Title: President and Chief Executive Officer

                           By: /s/ William J. Pasenelli
                               -------------------------------------------------
                               Name:  William J. Pasenelli
                               Title: Vice President and Chief Financial Officer

Date: March 29, 2006